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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


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                                   FORM 8-K/A

                        AMENDMENT NO. 2 TO CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


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                                OCTOBER 20, 1998
                        (Date of earliest event reported)

                          Commission file number 1-8533

                             DRS TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                                             13-2632319
 (State or other jurisdiction of                              (I.R.S. Employer
 incorporation or organization)                              Identification No.)

 5 Sylvan Way, Parsippany, New Jersey                            07054
(Address of principal executive offices)                       (Zip Code)

                                 (973) 898-1500
              (Registrant's telephone number, including area code)

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     The undersigned  Registrant  hereby amends the following  items,  financial statements, exhibits, or other portions of its Current Report on Form 8-K, originally filed with the Securities and Exchange Commission on November 4, 1998 (the "Form 8-K") as set forth in the pages attached hereto:


ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (c)  Exhibits:

Exhibit 23.1  Consent of PricewaterhouseCoopers LLP, Independent Public
              Accountants

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                     DRS TECHNOLOGIES, INC.
                                     Registrant

Date: January 6, 1999
                                     /s/  Nancy R. Pitek
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                                          Nancy R. Pitek
                                          Vice President, Finance and Treasurer